Exhibit 10.1

FIRST AMENDMENT TO MASTER LEASE

This FIRST AMENDMENT TO MASTER LEASE (the “Amendment”) is entered into as of August 1, 2016 (the “Effective Date”), by and between MGP Lessor, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Landlord”), and MGM Lessee, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Tenant”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Master Lease (as hereinafter defined).

RECITALS

A. Landlord and Tenant have entered into that certain Master Lease dated as of April 25, 2016 (the “Master Lease”);

B. Landlord and Tenant desire to amend the Master Lease by adding the Borgata Hotel Casino & Spa, Atlantic City, New Jersey, to the Leased Property demised pursuant to the Master Lease and Landlord desires to lease the same to Tenant and Tenant desires to lease the same from Landlord upon the terms set forth in the Master Lease as amended hereby; and

C. Landlord and Tenant desire to amend the legal description of the Monte Carlo Hotel and Casino in connection with a reparceling of the land underlying said Facility.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Amendment

1.1 Additional Leased Property. Landlord and Tenant hereby agree that from and after the Effective Date, (i) the Borgata Hotel Casino & Spa, Atlantic City, New Jersey (“Borgata”) shall be added to the “List of Facilities” set forth on Exhibit A to the Master Lease, (ii) legal description of Borgata attached hereto as Schedule 1 (Part I) shall be added to Part I of Exhibit B to the Master Lease and the description of ground leases attached hereto as Schedule 1 (Part II) shall be added to Part II of Exhibit B to the Master Lease, (iii) Borgata constitute a portion of the Leased Property, and shall be a Facility, for all purposes under the Master Lease, (iv) Borgata shall be subject to all of the terms and conditions of the Master Lease, as modified by this Amendment and as the same may be further modified from time to time, and (v) Borgata shall be subleased by Tenant to one or more Operating Subtenants pursuant to one or more Operating Subleases in accordance with the Master Lease.

1.2 Base Rent. From and after the Effective Date, the amount of Four Hundred Ninety-Five Million Dollars ($495,000,000) set forth in the definition of “Base Rent” is hereby replaced with the amount of Five Hundred Eighty-Five Million Dollars ($585,000,000).

1.3 Percentage Rent. From and after the Effective Date, the amount of Fifty-Five Million Dollars ($55,000,000) set forth in the definition of “Percentage Rent” is hereby replaced with the amount of Sixty-Five Million Dollars ($65,000,000)

1.4 Identified Subleases. In addition to the Identified Subleases indicated by letter from Landlord to Tenant dated April 25, 2016, the definition of Identified Subleases shall also include those certain leases and/or subleases identified in a supplemental letter of even date herewith from Tenant to Landlord.

1.5 Gaming Licenses. The description of gaming licenses contained on Schedule 2 attached hereto shall be added to Exhibit D to the Master Lease.

ARTICLE II

Reaffirmation of Guaranty

2.1 Reaffirmation of Guaranty. By executing this Amendment, Guarantor acknowledges and agrees that Tenant’s obligations under the Master Lease have been modified by this Amendment and therefore Guarantor’s Obligations (as defined in the Guaranty) have been modified by this Amendment. Guarantor hereby reaffirms the Guaranty and Guarantor’s Obligations thereunder, as modified by this Amendment.

ARTICLE III

New Jersey Regulatory Requirements

3.1 Approval by Casino Control Commission.

(a) The Master Lease and the parties, in each case as it relates to Borgata only, are subject to compliance with the requirements of the New Jersey Casino Control Act, N.J.S.A. 5:12-1 et seq., (the “Act”), and the regulations promulgated thereunder.

(b) In accordance with the requirements of N.J.S.A. 5:12-82c, this Amendment, the Master Lease and any further amendments thereto must be filed with the New Jersey Casino Control Commission (“Commission”) and the New Jersey Division of Gaming Enforcement (“Division”) and, to the extent that this Amendment, the Master Lease and any further amendment thereto relates to Borgata, the same is effective as to Borgata only if approved by the Commission.

(c) In accordance with the requirements of N.J.S.A. 5:12-82c(10), with respect to Borgata only, each party to the Master Lease is jointly and severally liable for all acts, omissions and violations of the Act by any party, regardless of actual knowledge of such act, omission or violation. Notwithstanding the foregoing, the party violating the Act shall indemnify the non-violating party for any liability incurred by the non-violating party as a result of any such violation in a manner consistent with Article XXI of the Master Lease (which is incorporated herein by reference mutatis mutandis); provided, however, that neither party shall be required to indemnify the other party for any liabilities relating to, arising out of or resulting from any required sale of Borgata pursuant to paragraphs (f-i) of this Section 3.1 below (including, without limitation, the

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payment of the Borgata Fair Market Value, as finally determined in accordance with this Section 3.1, or any closing costs associated therewith).

(d) In accordance with the requirements of N.J.S.A. 5:12-104b, the Master Lease, as it relates to Borgata only, may be reviewed by the Division on the basis of the reasonableness of the terms of the Master Lease, including the terms of compensation, and of the qualifications of the owners, officers, employees, and directors of Landlord, which qualifications shall be reviewed according to the standards enumerated in N.J.S.A. 5:12-86. If the Division disapproves of the Master Lease as it relates to Borgata only, or the owners, officers, employees, and directors of Sublandlord, the Division may require the termination of the Master Lease with respect to Borgata only; provided, that any such termination shall not apply or effect in any way any of the Leased Property other than Borgata. In the event of any such termination, the Master Lease shall no longer apply to Borgata and the amendments to the Master Lease described in Article I shall be of no force or effect.

(e) In accordance with the requirements of N.J.S.A. 5:12-104b, the Master Lease as it relates to Borgata only may be terminated by the Commission without liability on the part of Tenant or Landlord if the Commission disapproves of the Master Lease, as it relates to the Borgata only, pursuant to the Commission’s authority under the Act; provided, that any such termination shall not apply or effect in any way any of the Leased Property other than Borgata. In the event of any such termination, the Master Lease shall no longer apply to Borgata and the amendments to the Master Lease described in Article I shall be of no force or effect.

(f) In accordance with the requirements of N.J.S.A. 5:12-82c(5), if at any time during the term of the Master Lease (so long as Borgata remains a Facility under the Master Lease), the Landlord or any person associated with Landlord (other than Tenant or any Operating Subtenant), is found by the Commission or the Director of the Division to be unsuitable to be associated with a casino enterprise in New Jersey, and is not removed from such association in a manner acceptable to the Commission or the Director of the Division, as applicable, then upon written notice delivered by Tenant to Landlord (the “Borgata Purchase Notice”), following such final unstayed decision of the Commission or the Director of the Division, as applicable, which provides that a purchase of Landlord’s fee and leasehold interest in Borgata is required, Tenant may elect either (a) to require Landlord to sell all (but not less than all) of Landlord’s fee and leasehold interest in Borgata (but no other Facility under the Master Lease) to a third party in the manner provided in, and subject to, Section 1.5 of the Master Lease (except that such sale shall be required, and not at the election, of Landlord); provided, that the Commission or the Director of the Division, as applicable, does not object, or (b) to purchase all (but not less than all) of Landlord’s fee and leasehold interest in Borgata (but no other Facility under the Master Lease) for an amount equal to 100% of the Borgata Fair Market Value (as finally determined in accordance with paragraph (g) of this Section 3.1 below), which amount shall be payable either in cash, or, if elected by Tenant, in its sole discretion, by delivery of Common Units of the Operating Partnership having a value equal to the Borgata Fair Market Value (as finally determined in accordance with paragraph (g) of this Section 3.1 below), with the value of each Common Unit so

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delivered being assumed to have a value equal to the fair market value on the date of delivery (as determined in accordance with the Operating Partnership’s Limited Partnership Agreement) of a REIT Class A Share.

(g) The “Borgata Fair Market Value” shall be an amount equal to the fair market value of Borgata based on the amount that would be paid by a willing purchaser to a willing seller if neither were under any compulsion to buy or sell. If the parties are unable to mutually agree upon the Borgata Fair Market Value within 30 days after delivery of the Borgata Purchase Notice, the Borgata Fair Market Value will be determined by Experts appointed in accordance with Section 34.1 in which case Landlord and Tenant shall each submit to the Experts their respective determinations of the Borgata Fair Market Value. The Experts may only select either the Borgata Fair Market Value set forth by Landlord or by Tenant and may not select any other amount or make any other determination (and the Experts shall be so instructed). The Experts shall notify the parties in writing within thirty (30) days of the submission of the matter to the Experts of their selection of either Tenant’s or Landlord’s determination of the Borgata Fair Market Value as the conclusive determination of the Borgata Fair Market Value.

(h) In the event that Tenant has elected to purchase Borgata, the closing of the purchase and sale of Borgata shall occur not later than 90 days after determination of the Borgata Fair Market Value, or such other time as may be directed by the New Jersey Gaming Authorities. At such closing, the Landlord shall deliver to the Tenant all fee and leasehold title to Borgata, free and clear of any liens, claims or other encumbrances other than (A) any liens and encumbrances created or in place as of the date of this Amendment and (B) any liens and encumbrances caused by Tenant or as permitted by the Master Lease. Landlord shall use all its commercially reasonable efforts to deliver title to Borgata in the condition required in this Section 3.1(f). All closing costs and expenses, including any applicable real property transfer taxes or fees, of conveying Borgata to Tenant shall be allocated between Landlord and Tenant in the manner the same are customarily allocated between a seller and buyer of similar real property located in the State of New Jersey. Upon such closing the Master Lease, as it relates to Borgata only, shall automatically terminate and be of no further force and effect, and Rent under the Master Lease from and after the date of such closing shall be reduced in the manner set forth in Section 14.6 of the Master Lease. Nothing in this Section 3.1 shall be deemed to supersede any provision hereof or of the Master Lease which expressly survives the termination of the Master Lease, and nothing contained in this Section 3.1 shall be deemed to release either party from any obligation or liability relating to any Facility other than Borgata or any obligation or liability relating to Borgata which shall have arisen under the Master Lease prior to the effective date of the sale to Tenant of Borgata.

(i) In the event that Tenant has elected to require Landlord to sell Borgata to a third-party, in connection with the closing of the purchase and sale of Borgata from Landlord to such third-party, Tenant and such third-party shall enter into a Separate Lease and the Master Lease shall be amended in accordance with Section 1.5 of the Master Lease to reflect the removal of Borgata from the Master Lease.

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ARTICLE IV

Replacement of Monte Carlo Legal Description

4.1 Replacement of Monte Carlo Legal Description. That certain portion of Part I of Exhibit B to the Master Lease entitled “Monte Carlo Hotel and Casino – 3770 Las Vegas Blvd. South, Las Vegas NV” on pages S-25 through S-31 thereof is hereby removed and replaced in its entirety by the legal descriptions attached hereto on Schedule 3.

ARTICLE V

Miscellaneous

5.1 No Further Amendment. The Master Lease shall remain in full force and effect, unmodified, except as expressly set forth in Articles I and III above.

5.2 Governing Law. Subject to Section 41.5 of the Master Lease, this Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflicts of laws principals.

5.3 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.

SIGNATURES ON FOLLOWING PAGE

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IN WITNESS WHEREOF, this First Amendment to Master Lease has been executed by Landlord and Tenant as of the date first written above.

LANDLORD:

MGP Lessor, LLC

By:	/s/ James C. Stewart
	Name:	James C. Stewart
	Title:	Chief Executive Officer

TENANT:

MGM Lessee, LLC

By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Assistant Secretary

Guarantor executes this Amendment solely for purposes of the acknowledgement and reaffirmation of Guaranty contained in Article 2 hereof.

GUARANTOR:

MGM Resorts International

By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	SVP, Asst General Counsel and Asst Secretary

SCHEDULE 1

LEGAL DESCRIPTION

BLOCK 576, LOT 1.03

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Atlantic, County of Atlantic, State of New Jersey:

BEGINNING at a point, said point being intersection of a common comer between Lots 1.03 and 1.04, Block 576 with the northerly sideline of Huron Avenue and having New Jersey State Plane Coordinate of N 198,093.510, E 2,065,940.583 and running thence:

1. Along aforesaid northerly sideline of Huron Avenue following three courses South 59 degrees 56 minutes 58 seconds West a distance of 46.09 feet to a point of curvature, thence;

2. Southwesterly on a curve bearing to the right having a radius of 6607.00 feet, a length of 274.43 feet, having central angle of 02 degrees 22 minutes 46 seconds and whose chord bears South 61 degrees 08 minutes 22 seconds West a distance of 274.41 feet to a point of tangency, thence;

3. South 62 degrees 19 minutes 46 seconds West a distance of 965.94 feet to a point, thence;

4. Along a line North 27 degrees 40 minutes 14 seconds West a distance of 688.09 feet to a point, said point having New Jersey State Plane Coordinate of N 198,098.796, E 2,064,485.351, thence;

5. Along common line between Lots 1.03 and 1.04, Block 576, following six courses North 47 degrees 48 minutes 08 seconds East (Not Radial) a distance of 81.20 feet to a point, thence;

6. Northeasterly on a curve bearing to the right having a radius of 326.00 feet, a length of 186.68 feet, having central angle of 32 degrees 48 minutes 33 seconds and whose chord bears North 31 degrees 23 minutes 52 seconds West a distance of 184.14 feet to a point, thence;

7. North 47 degrees 48 minutes 08 seconds East a distance of 112.36 feet to a point, thence;

8. Northeasterly on a curve bearing to the left having a radius of 974.04 feet, a length of 200.63 feet, having central angle of 11 degrees 48 minutes 07 seconds and whose chord bears North 41 degrees 54 minutes 04 seconds East a distance of 200.28 feet to a point, thence;

9. North 36 degrees 00 minutes 00 seconds East a distance of 356.62 feet to a point, thence;

10. Northeasterly on a curve bearing to the left having a radius of 199.00 feet, a length of 59.54 feet, having central angle of 17 degrees 08 minutes 38 seconds and whose chord bears North 27 degrees 25 minutes 41 seconds East a distance of 59.32 feet to a point, thence;

11. Along the same and beyond along a common line between Lots 1.03 and 1.07, Block 576, South 70 degrees 54 minutes 21 seconds East a distance of 562.14 feet to a point, thence;

12. Along a common line between Lots 1.07 and 1.03, Block 576, and beyond along common line between Lots 1.04 and 1.03, Block 576 South 27 degrees 40 minutes 15 seconds East a distance of 676.15 feet to a point and place of BEGINNING.

BEING known and designated as Lot 1.03 in Block 576 as shown on map entitled: “Renaissance Pointe, Block 576, Tax Lots 1.04 & 1.10, City of Atlantic City, Atlantic County, N.J.” prepared by Paulus, Sokolowski & Sartor, LLC dated July 5, 2005 and last revised on July 21, 2010, filed in the Atlantic County Clerk’s Office on July 28 2010 as Filed Map #MI2010045171.

Being the same Lot 1.03, Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016, Project No. 03436-0016.

FOR INFORMATIONAL PURPOSES ONLY: Also known as Block 576, Lot 1.03 on the Tax Map of City of Atlantic City.

BLOCK 576, LOT 1.05

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Atlantic, County of Atlantic, State of New Jersey:

BEGINNING at a point, said point being common corner to Block 576, Lots 1.10 at the intersection of the easterly line of a Service Road, thence:

(1) Along the dividing line of Block 576, Lot 1.10, North 62 degrees 19 minutes 45 seconds East, a distance of 282.07 feet to a point common comer to Block 576, Lot 1.12, thence;

(2) Along the dividing line of Block 576, Lot 1.12, South 27 degrees 38 minutes 58 seconds East, a distance of 294.23 feet to a point common comer to Block 576, Lot 1.08, thence;

Along the dividing line of Block 576, Lot 1.12, the following seven (7) courses:

(3) South 62 degrees 21 minutes 21 seconds West, a distance of 181.03 feet to a point, thence;

(4) South 27 degrees 38 minutes 39 seconds East, a distance of 8.88 feet to a point, thence;

(5) South 62 degrees 21 minutes 21 seconds West, a distance of 61.67 feet to a point, thence;

(6) North 27 degrees 38 minutes 39 seconds West, a distance of 63.54 feet to a point, thence;

(7) South 62 degrees 21 minutes 21 seconds West, a distance of 38.22 feet to a point, thence;

(8) South 27 degrees 38 minutes 39 seconds East, a distance of 12.24 feet to a point, thence;

(9) South 62 degrees 21 minutes 21 seconds West, a distance of 38.17 feet to a point in the said line of a Service Road, thence;

Along the said line of the Service Road, the following three (3) courses:

(10) North 70 degrees 54 minutes 22 seconds West, a distance of 53.65 feet to a point of curvature, thence;

(11) Along a curve to the left, having a radius of 539.00 feet, a length of 50.45 feet and whose chord bears North 03 degrees 26 minutes 15 seconds East, a distance of 50.43 feet to a point of curvature, thence;

(12) Along a curve to the left, having a radius of 400.00 feet, a length of 167.43 feet and whose chord bears North 11 degrees 14 minutes 04 seconds West, a distance of 166.21 feet to a point, thence;

(13) North 23 degrees 13 minutes 42 seconds West, a distance of 10.00 feet to the POINT OF BEGINNING.

BEING known and designated as Lot 1.05 in Block 576 as shown on map entitled: “Renaissance Pointe, Block 576, Tax Lots 1.04 & 1.10, City of Atlantic City, Atlantic County, N.J.” prepared by Paulus, Sokolowski & Sailor, LLC, dated July 5, 2005 and last revised on July 21, 2010, filed in the Atlantic County Clerk’s Office on July 28, 2010 as Filed Map #MI2010045171.

BEING the same Lot 1.05, Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016, Project No. 03436-0016.

FOR INFORMATIONAL PURPOSES ONLY: Also known as Block 576, Lot 1.05 on the Tax Map of City of Atlantic City.

Block 576, Lot 1.07 has been intentionally omitted.

BLOCK 576, LOT 1.08

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Atlantic. County of Atlantic, State of New Jersey:

BEGINNING at a point, said point being common comer to Block 576, Lot 1.11 in the easterly line of Block 576, Lot 1.03, thence:

Along the dividing line of Block 576, Lot 1.03, the following two (2) courses:

(1) North 27 degrees 40 minutes 15 seconds West, a distance of 81.04 feet to a point, thence;

(2) North 70 degrees 54 minutes 21 seconds West, a distance of 518.99 feet to a point common corner to Block 576, Lot 1.04, thence;

(3) Along the dividing line of Block 576, Lot 1.04, North 19 degrees 05 minutes 38 seconds East, a distance of 41.25 feet to a point, thence;

Along the dividing line of Block 576, Lot 1.05, the following eight (8) courses:

(4) North 62 degrees 21 minutes 21 seconds East, a distance of 43.30 feet to a point, thence;

(5) North 27 degrees 38 minutes 39 seconds West, a distance of 12.24 feet to a point, thence;

(6) North 62 degrees 21 minutes 21 seconds East, a distance of 38.22 feet to a point, thence;

(7) South 27 degrees 38 minutes 39 seconds East, a distance of 63.54 feet to a point, thence;

(8) North 62 degrees 21 minutes 21 seconds East, a distance of 61.67 feet to a point, thence;

(9) North 27 degrees 38 minutes 39 seconds West, a distance of 8.88 feet to a point, thence;

(10) North 62 degrees 21 minutes 21 seconds East, a distance of 181.03 feet to a point, thence;

(11) North 27 degrees 38 minutes 58 seconds West, a distance of 52.77 feet to a point common corner to Block 576, Lot 1.12 thence;

Along the dividing line of Block 576, Lot 1.12, the following three (3) courses:

(12) North 62 degrees 26 minutes 59 seconds East, a distance of 26,81 feet to a point, thence;

(13) South 27 degrees 45 minutes 23 seconds East, a distance of 43.40 feet to a point, thence;

(14) North 62 degrees 18 minutes 39 seconds East, a distance of 136.02 feet to a point common corner to Block 576, Lot 1.07, thence;

Along the dividing line of Block 576, Lot 1.07, the following two (2) courses:

(15) South 27 degrees 38 minutes 39 seconds East, a distance of 149.76 feet to a point, thence;

(16) South 72 degrees 38 minutes 38 seconds East, a distance of 176.22 feet to a point common corner to Block 576, Lot 1.11, thence;

Along the dividing line of Block 576, Lot 1.11, the following four (4) courses:

(17) South 17 degrees 21 minutes 21 seconds West, a distance of 209.33 feet to a point,

thence;

(18) North 72 degrees 38 minutes 39 seconds West, a distance of 12.00 feet to a point, thence;

(19) South 17 degrees 21 minutes 13 seconds West, a distance of 57.09 feet to a point, thence;

(20) South 62 degrees 21 minutes 21 seconds West, a distance of 89.20 feet to the point and place of BEGINNING.

BEING known and designated as Lot 1.08 in Block 576 as shown on map entitled; “Renaissance Pointe, Block 576, Tax Lots 1.04 & 1.10, City of Atlantic City, Atlantic County, N.J.” prepared by Paulus, Sokolowski & Sartor, LLC, dated July 5, 2005 and last revised on July 21, 2010, filed in the Atlantic County Clerk’s Office on July 28, 2010 as Filed Map #MI2010045171.

Being the same Lot 1.08, Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016, Project No. 03436-0016.

FOR INFORMATIONAL PURPOSES ONLY: Also known as Block 576, Lot 1.08 on the Tax Map of City of Atlantic City.

BLOCK 576, LOT 1.10

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Atlantic, County of Atlantic, State of New Jersey:

BEGINNING at a point, said point being the northwesterly comer of Lot 1.05, as shown on map entitled: “Minor Subdivision, Waterclub Valet Parking Garage At Borgata, Block 576, Tax Lots 1.04, 1.05 & 1.07, 1.08 & 1.12 City of Atlantic City, Atlantic County, New Jersey” prepared by Paulus, Sokolowski and Sartor LLC, dated April 10, 2008 and last revised on May 07, 2008 and running thence:

(1) North 23 degrees 13 minutes 34 seconds West a distance of 134.40 feet to a point, thence

(2) Along a curve to the right, having a radius of 629.00 feet, an arc length of 240.37, and whose chord bears North 12 degrees 16 minutes 43 seconds West a chord distance of 238.91 feet to a point, thence

(3) North 62 degrees 19 minutes 46 seconds East a distance of 277.98 feet to an angle point, thence

(4) South 27 degrees 40 minutes 14 seconds East a distance of 123.71 feet to an angle point, thence

(5) South 27 degrees 39 minutes 07 seconds East a distance of 240.62 feet to an angle point, thence

(6) South 62 degrees 19 minutes 45 seconds West a distance of 351.73 feet to the point and place of BEGINNING.

BEING known and designated as Lot 1.10 in Block 576 as shown on map entitled: “Renaissance Pointe. Block 576, Tax Lots 1.04 & 1.10, City of Atlantic City, Atlantic County, N.J.” prepared by Paulus, Sokolowski & Sartor. LLC, dated July 5, 2005 and last revised on July 21, 2010, filed in the Atlantic County Clerk’s Office on July 28, 2010 as Filed Map #MI2010045171.

Being the same Lot 1.10, Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016, Project No. 03436-0016.

FOR INFORMATIONAL PURPOSES ONLY: Also known as Block 576, Lot 1.10 on the Tax Map of City of Atlantic City.

BLOCK 576, LOT 1.11

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Atlantic. County of Atlantic, State of New Jersey:

BEGINNING at a point on the dividing line of Block 576, Lot 1.03, said point being North 27 degrees 40 minutes 15 seconds West, a distance of 510.24 feet from the point formed by the intersection of Block 576, Lot 1.04, Block 576, Lot 1.03 and the northerly right-of-way line of Huron Avenue (width varies) and running thence:

(1) Along the dividing line of Block 576, Lot 1.03, North 27 degrees 40 minutes 15 seconds West, a distance of 84.86 feet to a point, a common comer to Block 576, Lot 1.08, thence;

Along the dividing line of Block 576, Lot 1.08 the following four (4) courses:

(2) North 62 degrees 21 minutes 21 seconds East, a distance of 89.20 feet to a point, thence;

(3) North 17 degrees 21 minutes 13 seconds East, a distance of 57.09 feet to a point, thence;

(4) South 72 degrees 38 minutes 39 seconds East, a distance of 12.00 feet to a point, thence;

(5) North 17 degrees 21 minutes 21 seconds East, a distance of 209.33 feet to a point, a common corner to Block 576, Lot thence;

(6) Along the same, South 72 degrees 38 minutes 38 seconds East, a distance of 194.98 feet to a point, thence;

(7) Along the dividing line of Block 576, Lot 1.07 and Block 576, Lot 1.04, South 17 degrees 21 minutes 21 seconds West, a distance of 107.00 feet to a point, a common corner to Block 576, Lot 1.04, thence;

Along the dividing line of Block 576, Lot 1.04 the following thirteen (13) courses:

(8) South 72 degrees 47 minutes 24 seconds East, a distance of 15.78 feet to a point, thence;

(9) South 17 degrees 12 minutes 36 seconds West, a distance of 64.11 feet to a point, thence;

(10) South 17 degrees 35 minutes 12 seconds East, a distance of 14.08 feet to a point, thence;

(11) South 00 degrees 15 minutes 52 seconds West, a distance of 5.46 feet to a point, thence;

(12) South 74 degrees 28 minutes 23 seconds East, a distance of 5.52 feet to a point, thence;

(13) Along a curve to the right having a radius of 70.37 feet, a length of 57.79 feet and whose chord bears South 23 degrees 11 minutes 10 seconds West, a distance of 56.18 feet to a point thence;

(14) North 48 degrees 36 minutes 12 seconds West, a distance of 5.58 feet to a point, thence;

(15) Along a curve to the right having a radius of 67.35 feet, a length of 44.99 feet and whose chord bears South 68 degrees 48 minutes 39 seconds West, a distance of 44.15 feet to a point, thence;

(16) North 82 degrees 42 minutes 20 seconds West, a distance of 28.93 feet to a point, thence;

(17) South 77 degrees 10 minutes 51 seconds West, a distance of 46.02 feet to a point, thence;

(18) North 12 degrees 49 minutes 15 seconds West, a distance of 17.90 feet to a point, thence;

(19) Along a curve to the left having a radius of 74.00 feet, a length of 33.54 feet and whose chord bears South 75 degrees 20 minutes 24 seconds West, a distance of 33.25 feet to a point thence;

(20) South 62 degrees 21 minutes 22 seconds West, a distance of 127.78 feet to the point and place of BEGINNING.

BEING known and designated as Lot 1.11 in Block 576 as shown on map entitled: “Renaissance Pointe, Block 576, Tax Lots 1.04 & 1.10, City of Atlantic City, Atlantic County, N.J.” prepared by Paulus, Sokolowski & Sartor, LLC, dated July 5, 2005 and last revised on July 21, 2010, filed in the Atlantic County Clerk’s Office on July 28, 2010 as Filed Map #MI2010045171.

Being the same Lot 1.11, Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016, Project No. 03436-0016.

FOR INFORMATIONAL PURPOSES ONLY: Also known as Block 576, Lot 1.11 on the Tax Map of City of Atlantic City.

BLOCK 576, LOT 1.12

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Atlantic. County of Atlantic, State of New Jersey:

BEGINNING at a point in the easterly line of Block 576, Lot 1.10, said point being distant the following course from the northeasterly comer of Block 576, Lot 1.10: South 27 degrees 40 minutes 14 seconds East, a distance of 123.71 feet and running thence:

Along the dividing line of Block 576, Lot 1.04 the following six (6) courses:

1. Along a curve to the left having a radius of 228.00 feet, a length of 129.40 feet and whose chord bears South 47 degrees 33 minutes 25 seconds East, a distance of 127.67 feet to a point, thence;

2. South 64 degrees 09 minutes 25 seconds East, a distance of 29.89 feet to a point of curvature, thence;

3. Along a curve to the right having a radius of 176.00 feet, a length of 53.04 feet and whose chord bears South 55 degrees 09 minutes 59 seconds East, a distance of 52.84 feet to a point of curvature, thence;

4. Along a curve to the right having a radius of 100.00 feet, a length of 32.88 feet and whose chord bears South 37 degrees 06 minutes 44 seconds East, a distance of 32.73 feet to a point, thence;

5. South 27 degrees 41 minutes 32 seconds East, a distance of 10.67 feet to a point, thence;

6. North 62 degrees 18 minutes 28 seconds East, a distance of 17.58 feet to a point, common comer to Block 576, Lot 1.07 thence;

Along the dividing line of Block 576, Lot 1.07 the following two (2) courses:

7. South 27 degrees 40 minutes 14 seconds East, a distance of 291.57 feet to a point, thence;

8. South 62 degrees 18 minutes 39 seconds West, a distance of 15.48 feet to a point, thence;

9. South 62 degrees 18 minutes 39 seconds West, a distance of 136.02 feet to a point common comer to Block 576, Lot 1.0 thence;

Along the dividing line of Block 576, Lot 1.08 the following two (2) courses:

10. North 27 degrees 45 minutes 23 seconds West, a distance of43.40 feet to a point, thence;

11. South 62 degrees 26 minutes 59 seconds West, a distance of 26.81 feet to a point common comer to Block 576, Lot 1.0 thence;

12. Along the dividing line of Block 576, Lot 1.05, North 27 degrees 38 minutes 58 seconds West, a distance of 241.46 feet to a point common comer to Block 576, Lot 1.10, thence;

Along the dividing line of Block 576, Lot 1.10 the following two (2) courses:

13. North 62 degrees 19 minutes 45 seconds East, a distance of 69.66 feet to a point, thence;

14. North 27 degrees 39 minutes 07 seconds West, a distance of 240.62 feet to the point and place of BEGINNING.

BEING known and designated as Lot 1.12 in Block 576 as shown on map entitled: “Minor Subdivision Plan, Block 576, Tax Lots 1.04 & 1.11, City of Atlantic City, Atlantic County, NJ.” prepared by Paulus, Sokolowski & Sartor, LLC, dated October 27, 2008 and last revised on December 9, 2009, filed in the Atlantic County Clerk’s Office as Filed Map #MI2008058558.

BEING known and designated as Lot 1.11 in Block 576 as shown on map entitled: “Renaissance Pointe, Block 576, Tax Lots 1.04 & 1.10, City of Atlantic City, Atlantic County, N.J.” prepared by Paulus, Sokolowski & Sartor, LLC, dated July 5, 2005 and last revised on July 21, 2010, filed in the Atlantic County Clerk’s Office on July 28, 2010 as Filed Map #MI2010045171.

Being the same Lot 1.12, Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016, Project No. 03436-0016.

FOR INFORMATIONAL PURPOSES ONLY: Also known as Block 576, Lot 1.12 on the Tax Map of City of Atlantic City.

APPURTENANT EASEMENTS AND OPTION RIGHTS:

(1) TOGETHER with and subject to Reciprocal Easement Agreement between Marina District Development Company, LLC and Mac Corp. dated December 13, 2000 recorded December 15, 2000 in Book 6848 as Instrument Number 142856 and as modified by certain leases and any amendments thereto disclosed by: Memorandum of Surface Lot Ground Lease and Access

Easements dated November 23, 2005 and recorded December 5, 2005 as Instrument No. 2005126098; Memorandum of Expansion Ground Lease, Access and Utility Easement, and Temporary Construction Easement dated November 23, 2005 and recorded December 5, 2005 as Instrument No. 2005126099; Memorandum of Tower Expansion & Additional Structured Parking Ground Lease, Access and Temporary Construction Easements dated November 23, 2005 and recorded December 5, 2005 as Instrument No. 2005126130 and as amended by Landlord’s Agreement and Estoppel Certificate dated August 6, 2010 and recorded August 6, 2010 in Book 13179 as Instrument # 2010047217. (Affects all Parcels)

(2) TOGETHER with Easement Agreement between Marina District Development Company, LLC and MAC Corp., dated April 8, 2002 recorded April 11, 2002 in Book 7185 Instrument Number 2032162 and as amended by Landlord’s Agreement and Estoppel Certificate dated August 6, 2010 and recorded August 6, 2010 in Book 13179 as Instrument # 2010047217. (Affects Lot 1.08)

(3) TOGETHER with rights of Purchase Option as set forth in Memorandum of Lease and Option Agreement recorded 4/11/2002 in the Official Records of Atlantic County, New Jersey in Book No. 7185 as Instrument No. 2032159; and as modified pursuant to that certain Modification of Lease and Option Agreement dated August 20, 2004 and recorded February 27, 2006 in Book 12272 as Instrument No. 2006019029; as further modified by Second Modification of Employee Parking Structure Lease and Option Agreement dated March 23, 2010 as disclosed by Modification of Memorandum of Lease and Option Agreement by and between James R. Zazzali, as Trustee, and Marina District Development Company, LLC, a New Jersey limited liability company, dated August 6, 2010 and recorded August 6, 2010 in Book 13179 as Instrument No. 2010047213; and as amended by Landlord’s Agreement and Estoppel Certificate dated August 6, 2010 and recorded August 5, 2010 in Book 13179 as Instrument #2010047217. (Affects Lot 1.05)

(4) TOGETHER with rights of Purchase Option as set forth in Expansion Ground Lease Agreement dated January 1, 2005, as disclosed by Memorandum of Expansion Ground Lease, Access and Utility Easement, and Temporary Construction Easement dated November 23, 2005, recorded December 5, 2005 in Book 12204 as Instrument No, 2005126099; and as amended by that certain Modification of Expansion Ground Lease, dated as of March 23, 2010, as disclosed by Modification of Memorandum of Expansion Ground Lease, Access and Utility Easement, and Temporary Construction Easement, by and between James R, Zazzali, as Trustee, and Marina District Development Company, LLC, a New Jersey limited liability company, dated August 6, 2010 and recorded August 6,2010 in Book 13179 as Instrument No. 2010047214; and as amended by Landlord’s Agreement and Estoppel Certificate dated August 6, 2010 and recorded August 6, 2010 in Book 13179 as Instrument # 2010047215. (Affects Lot 1.08)

(5) TOGETHER with rights of Purchase Option as set forth in Tower Expansion & Additional Structured Parking Ground Lease Agreement dated January 1, 2005, and disclosed by that certain Memorandum of Tower Expansion & Additional Structured Parking Ground Lease, Access and Temporary Construction Easements dated November 23, 2005 and recorded December 5, 2005 in Book 12205 as Instrument No. 2005126130; and

Re-recorded on January 31, 2006, to add part of description which was omitted when originally recorded, in Book 12254 as Instrument No. 2006010770; and

Re-recorded on March 21, 2006 to substitute the correct legal description for North Tower Lot, in Book 12290 as Instrument No. 2006027207; and

As modified by that certain Modification of Tower Expansion & Additional Structured Parking Ground Lease Agreement dated as of February 20, 2009, and as further modified by that certain Second Modification of Tower Expansion & Additional Structured Parking Ground Lease Agreement, dated March 23, 2010 and disclosed by Modification of Memorandum of Tower Expansion & Additional Structured Parking Ground Lease, Access and Temporary Construction Easement by and between James R, Zazzali, as Trustee, and Marina District Development Company, LLC, a New Jersey limited liability company, dated August 6, 2010 and recorded August 6,2010 in Book 13179 as Instrument No. 2010047216; and

As amended by Landlord’s Agreement and Estoppel Certificate dated August 6, 2010 and recorded August 6, 2010 in Book 13179 as Instrument #2010047217. (Affects Lots 1.10 and 1.11)

(6) TOGETHER with rights of Purchase Option as set forth in that certain Ground Lease Agreement With Respect To Block 576, Lot 1.12, dated as of March 23, 2010 by and between MAC, Corp., as Landlord, and Marina District Development Company, LLC, as Tenant as disclosed by that certain Memorandum of Lease With Respect to Block 576, Lot 1.12, Access Easements, Ring Road Easement And Option to Purchase by and between James R. Zazzali, as Trustee, and Marina District Development Company, LLC. a New Jersey limited liability company dated August 6, 2010 and recorded August 6, 2010 in Book 13147 as Instrument No. 2010047212; and

As amended by Landlord’s Agreement and Estoppel Certificate dated August 6, 2010 and recorded August 6, 2010 in Book 13179 as Instrument #2010047217 (Affects Lot 1.12)

(7) TOGETHER with the benefits as contained in the following Riparian Grants:

(a)	Deed Book 632 page 117 (affects all premises)

(b)	Deed Book 895 page 255 (affects Lot 1.03)

(c)	Deed Book 270 page 330 (affects Lot 1.03)

(8) TOGETHER with all right, title and interest as conveyed in Tidelands Grant between the State of New Jersey,

The Tidelands Resource Council in the Department of Environmental Protection and Mac, Corp. and Marina Associates recorded 10/25/2004 in Instrument No. 2004105348. (Affects Lots 1.05, 1.08, 1.10, 1.11 and 1.12)

(9) INGRESS, EGRESS AND ACCESS EASEMENTS

TOGETHER with the following described Ingress, Egress, Access and Utility Easements Areas as show on map entitled; “Renaissance Pointe, Block 576, Tax Lots 1.04 & 1.10, City of Atlantic

City, Atlantic County, N.J.” prepared, by Paulus, Sokolowski & Sartor, LLC, dated July 5, 2005 and last revised on July 21, 2010, filed in the Atlantic County Clerk’s Office on July 28, 2010 as Filed Map #M12010045171.

The following descriptions of appurtenant easement areas are in accordance with a survey entitled “ ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016.

(a) Landlord Access and Utility Easement Block 576, Portion of Lot 1.05

BEGINNING at a point, said point being common comer to Block 576, Lot 1.05 and Block 576, Lot 1.10 with the northeasterly right-of-way line of a Service Road and running thence:

(1) North 62 degrees 19 minutes 45 seconds East, a distance of 282.07 feet to a point, common corner to Block 576, Lot 1.12, thence;

(2) South 27 degrees 38 minutes 58 seconds East, a distance of 11.85 feet to a point, thence;

(3) South 62 degrees 18 minutes 28 seconds West, a distance of 283.00 feet to a point in the said line of the Service Road, thence;

(4) Along a curve to the left having a radius of 400.00 feet, a length of 1.99 feet and whose chord bears North 23 degrees 05 minutes 00 seconds West, a distance of 1.99 feet to a point, thence;

(5) North 23 degrees 13 minutes 42 seconds West, a distance of 10.00 feet to the point and place of BEGINNING.

(b) Landlord Access and Utility Easement Block 576, Portion of Lot 1.10

BEGINNING at a point, said point being located North 23 degrees 13 minutes 34 seconds West, a distance of 25.12 feet from the intersection of the comer of Block 576, Lot 1.05 and Block 576, Lot 1.10 with the northeasterly right-of-way line of a Service Road and running thence;

(1) North 62 degrees 18 minutes 28 seconds East, a distance of 349.79 feet to a point, common corner to Block 576, Lot 1.12, thence:

(2) South 27 degrees 39 minutes 07 seconds East, a distance of 25.17 feet to a point, thence;

(3) South 62 degrees 19 minutes 45 seconds West, a distance of 351.73 feet to a point in the said line of the Service Road, thence;

(4) North 23 degrees 13 minutes 34 seconds West, a distance of 25.12 feet the point and place of BEGINNING.

(c) Landlord Access and Utility Easement Block 576, Portion of Lot 1.12

BEGINNING at a point, said point being located North 62 degrees 19 minutes 45 seconds East, a distance of 282.07 feet from the intersection of the common comer of Block 576, Lot 1.05 and Block 576, Lot 1.10 with the northeasterly right-of-way line of a Service Road;

(1) North 62 degrees 19 minutes 45 seconds East, a distance of 69.66 feet to a point, thence;

(2) North 27 degrees 39 minutes 07 seconds West, a distance of 25.17 feet to a point, thence;

(3) North 62 degrees 18 minutes 28 seconds East, a distance of 90.73 feet to a point of curvature, in the dividing line of Block 576, Lot 1.04, thence;

Along the dividing line of Block 576, Lot 1.04 the following three (3) courses:

(4) Along a curve to the right having a radius of 100.00 feet, a length of 7.85 feet and whose chord bears South 29 degrees 56 minutes 23 seconds East, a distance of 7.84 feet to a point, thence;

(5) South 27 degrees 41 minutes 32 seconds East, a distance of 10.67 feet to a point, thence;

(6) North 62 degrees 18 minutes 28 seconds East, a distance of 17.58 feet to a point, common comer to Block 576, Lot 1.07, thence;

(7) Along the dividing line of Block 576, Lot 1.07, South 27 degrees 40 minutes 14 seconds East, a distance of 291.57 feet to a point, thence;

(8) South 62 degrees 17 minutes 40 seconds West, a distance of 4.13 feet to a point, thence;

(9) North 27 degrees 44 minutes 54 seconds West, a distance of 258.09 feet to a point of curvature, thence;

(10) Along a curve to the left having a radius of 15,00 feet, an arc length of 23.53 feet with a chord bearing North 72 degrees 40 minutes 50 seconds West, a distance of 21.19 feet to a point, thence;

(11) South 62 degrees 18 minutes 28 seconds West, a distance of 158.83 feet to a point, in the dividing line of Block 576, Lot 1.05, thence;

(12) North 27 degrees 38 minutes 58 seconds West, a distance of 11.85 feet to the point and place of BEGINNING.

(d) Access Easement Block 576, Portion of Lot 1.04

BEGINNING at a point, said point being located South 70 degrees 54 minutes 21 seconds East a distance of 1.35 feet from the northwesterly corner of Block 576, Lot 1.03 and running; thence

(1) Along the proposed Service Road, on a curve to the left having a radius of 539.00 feet, a length of 45.77 feet and whose chord bears North 08 degrees 33-minutes 07 seconds East a distance of 45.76 feet to a point; thence

(2) Along the proposed common line between Block 576, Lots 1,04 & 1.05, South 70 degrees 54 minutes 21 seconds East a distance of 102.59 feet to a point; thence

(3) Across Block 576, Lot 1.04, South 19 degrees.07 minutes 33 seconds West a distance of 44.99 feet to a point; thence

(4) Along a common line between Block 576, Lots 1.04, 1.03 and 1,08, North 70 degrees 54 minutes 21 seconds West a distance of 94.19 feet to the point and place of BEGINNING.

(e) Access Easements Lots 1.05 & 1.12 Block 576 (DB12204-2005126098)

BEGINNING at a point, said point being the northwesterly comer of Lot 1.05, Block 576 (revised) as shown on map entitled: “Minor Subdivision, Renaissance Point, Block 576, Tax Lots 1.04, 1.05 & 1.07, City of Atlantic City, Atlantic County, New Jersey” prepared by Paulus, Sokolowski and Sartor, LLC, dated October 16, 2004 and last revised on November 11, 2004 and running thence:

(1) Through a portion of Lot 1.04, Block 576 following four courses, North 23 degrees 13 minutes 34 seconds West a distance of 25.58 feet to a point, thence

(2) North 62 degrees 19 minutes 45 seconds East a distance of 364.34 feet to a point of curvature, thence

(3) Along a curve to the right, having a radius of 34.00 feet, an arc length of 27.75, and whose chord bears North 85 degrees 42 minutes 42 seconds East a chord distance of 26.99 feet to a point of tangency, thence

(4) South 70 degrees 54 minutes 22 seconds East a distance of 47.56 feet to a point in the line of Lot 1.07 Block 576 as shown on aforesaid subdivision map, thence

(5) Along said lot line South 19 degrees 05 minutes 38 seconds West a distance of 25.00 feet to a point, thence

(6) Through a portion of Lot 1.04, Block 576, North 70 degrees 54 minutes 22 seconds West a distance of 16.31 feet to a point of curvature, thence

(9) Along a curve to the left, having a radius of 40.00 feet, an arc length of 32.65, and whose chord bears South 85 degrees 42 minutes 42 seconds West a chord distance of 31.75 feet to a point of tangency, thence

(10) Still through a portion of Lot 1.04, Block 576 and beyond through a portion of Lot 1.05, Block 576, South 62’ degrees 19 minutes 45 seconds West a distance of 366.11 feet to the point on curve in the westerly line of Lot 1.05, Block 576, thence

(11) Along a curve to the left, having a radius of 400.00 feet, an arc length of 2.53, and whose chord bears North 23 degrees 02 minutes 40 seconds West a chord distance of 2.53 feet to a point of intersection with a non-tangential line, thence

(12) Still along said westerly line North 23 degrees 13 minutes 43 seconds West a distance of 10.00 feet to the point and place of BEGINNING;

BEING the same parcel as show on a map entitled in-part Borgata Surface Parking Lot revised with North Expansion and North Tower, Portion of Block 576, Lot 1.07, City of Atlantic City, Atlantic County, New Jersey’” as prepared by Paulus, Sokolowski and Sartor, LLC, dated 10-19-04 last revised on 4-21-05 and labeled as sheet 5 of 6;

(f) ACCESS AND UTILITY EASEMENT PORTION OF LOT 1.05 & 1.04 BLOCK 576 (DB 122042-005126099)

BEGINNING at a point, said point being the northerly corner of Lot 1.03, Block 576 and running thence:

(1) Through a portion of Lot. 1.04, Block 576 North 10 degrees 16 minutes 21 seconds East a distance of 45.53 feet to a point in the westerly line of Lot 1.05, Block 576 thence;

(2) Northeasterly along said westerly line on a curve bearing to the left having a radius of 539.00 feet, a length of 50.45 feet, having central angle of 05 degrees 21 minutes 47 seconds and whose chord bears North 03 degrees 26 minutes 15 seconds East a distance of 50.43 feet to a point of compound curve, thence;

(3) Northwesterly on a curve bearing to the left having a radius of 400.00 feet, a length of 108.43 feet, having central angle of 15 degrees 31 minutes 54 seconds and whose chord bears North 07 degrees 00 minutes 33 seconds West a distance of 108.10 feet to a point on curve, thence;

(4) Through a portion of Lot 1.05 North 62 degrees 17 minutes 02 seconds East a distance of 48.81 feet to a point, thence;

(5) Still through a portion of Lot 1.05 South 27 degrees 42 minutes 58 seconds East a distance of 183.49 feet to a point in the northerly line of proposed Lot 1.08, Block 576, thence:

(6) Along said line South 62 degrees 21 minutes 21 seconds West a distance of 38.22 feet to a point, thence;

(7) South 27 degrees 38 minutes 39 seconds East a distance of 12.24 fed to a point, thence;

(8) Along the same and beyond along a common line between Lots 1.08 and 1.04, Block 576, South 62 degrees 21 minutes 21 seconds West a distance of 43.30 feet to a point, thence;

(9) Along a common line between Lots 1 .08 and 1.04, Block 576 South 19 degrees 05 minutes 38 seconds West a distance of 41.25 feet to a point in the northerly line of Lot 1.03, Block 576, thence;

(13) Along a common line between Lots 1.04 and 1.03, Block 576 North 70 degrees 54 minutes 21 seconds West a distance of 43.15 feet to a point and place of BEGINNING.

(g) INGRESS EASEMENT FOR NORTH TOWER LOT OVER A PORTION OF BLOCK 576, LOT 1.04 (DB12205-2005126130)

BEGINNING at a point, said point being the southwest comer of said easement at its intersection with the northerly sideline of Huron Avenue, said point being distant 47.33 feet from the southeasterly intersection of egress easement for North Tower Lot with northerly right of way of Huron Avenue and running thence:

(1) North 15 degrees 33 minutes 49 seconds East a distance of 112.04 feet to the beginning of a non-tangential curve, thence

(2) Along a curve to the left, having a radius of 124.26 feet, an arc length of 63.01, and whose chord bears North 04 degrees 25 minutes 53 seconds East a chord distance of 62.33 feet to a point of intersection with a non-tangential line, thence

(3) North 00 degrees 13 minutes 48 seconds East a distance of 106.35 feet to a point, thence

(4) North 22 degrees 01 minutes 30 seconds West a distance of 68.87 feet to the beginning of a non-tangential curve, thence

(5) Along a curve to the right, having a radius of 191.00 feet, an arc length of 39.29, and whose chord bears North 12 degrees 52 minutes 18 seconds West a chord distance of 39.22 feet to a point of intersection with a non- tangential line, thence

(6) North 18 degrees 24 minutes 13 seconds West a distance of 124.54 feet to a point of curvature, thence

(7) Along a curve to the left, having a radius of 175.00 feet, an arc length of 67.35, and whose chord bears North 29 degrees 25 minutes 41 seconds West a chord distance of 66.93 feet to the beginning of a non-tangential curve, thence

(8) Along a curve to the left, having a radius of 74.00 feet, an arc length of 41.75, and whose chord bears North 56 degrees 36 minutes 55 seconds West a chord distance of 41.20 feet to a point of intersection with a non-tangential line, thence

(9) North 72 degrees 46 minutes 40 seconds West a distance of 44.07 feet to a point, thence

(10) North 17 degrees 21 minutes 21 seconds East a distance of 57.00 feet to a point, thence

(11) South 72 degrees 46 minutes 40 seconds East a distance of 8.09 feet to the beginning of a non-tangential curve, thence

(12) Along a curve to the right, having a radius of 76.00 feet, an arc length of 46.86, and whose chord bears South 55 degrees 06 minutes 46 seconds East a chord distance of 46.12 feet to a point of intersection with a non-tangential line, thence

(13) South 37 degrees 26 minutes 52 seconds East a distance of 66.35 feet to the beginning of a non-tangential curve, thence

(14) Along a curve to the right, having a radius of 201.00 feet, an arc length of 66.81, and whose chord bears South 27 degrees 55 minutes 32 seconds East a chord distance of 66.50 feet to a point of intersection with a non-tangential line, thence

(15) South 18 degrees 24 minutes 13 seconds East a distance of 52.12 feet to a point of curvature, thence

(16) Along a curve to the left, having a radius of 2.00 feet, an arc length of 5.07, and whose chord bears North 88 degrees 54 minutes 23 seconds East a chord distance of 3.82 feet to a point of intersection with anon-tangential line, thence

(17) South 73 degrees 42 minutes 07 seconds East a distance of 32,66 feet to the beginning of a non-tangential curve, thence

(18) Along a curve to the left, having a radius of 159.00 feet, an arc length of 101.92, and whose chord bears South 02 degrees 03 minutes 53 seconds East a chord distance of 100.18 feet to a point of intersection with a non-tangential line, thence

(19) South 20 degrees 25 minutes 40 seconds East a distance of 90.51 feet to the beginning of a non-tangential curve, thence

(20) Along a curve to the right, having a radius of 207.76 feet, an arc length of 132.61, and whose chord bears South 02 degrees 25 minutes 56 seconds East a chord distance of 130.38 feet to a point of intersection with a non-tangential line, thence

(21) South 15 degrees 33 minutes 49 seconds West a distance of 88.21 feet to the beginning of a non-tangential curve, thence

(22) Along a curve to the right, having a radius of 1990.00 feet an arc length of 71.64, and whose chord bears South 49 degrees 53 minutes 04 seconds West a chord distance of 71.64 feet to the point and place of BEGINNING.

(h) EGRESS EASEMENT FOR NORTH TOWER LOT OVER A PORTION OF BLOCK 576, LOT 1.04 (DB7551-3099485)

BEGINNING at a point, said point being the southwest corner of said easement at its intersection with the northerly sideline of Huron Avenue, said point being distant 28.82 feet from the angle point in the northerly sideline of Huron Avenue and running thence;

(1) Along a curve to the left, having a radius of 643.05 feet, an arc length of 120.37; and whose chord bears North 19 degrees 14 minutes 21 seconds East a chord distance of 120.19 feet to the beginning of a non-tangential curve, thence

(2) Along a carve to the left, having a radius of 228.90 feet, an arc length of 42.80, and whose chord bears North 08 degrees 58 minutes 10 seconds East a chord distance of 42.74 feet to the beginning of a non-tangential curve, thence

(3) Along a curve to the left, having a radius of 215.10 feel an arc length of 90.64, and whose chord bears North 08 degrees 27 minutes 35 seconds West a chord distance of 89.97 feet to a point of intersection with a non-tangential line, thence

(4) North 20 degrees 25 minutes 40 seconds West a distance of 275.68 feet to a point, thence

(5) North 14 degrees 26 minutes 53 seconds West a distance of 58.38 feet to a point of curvature, thence

(6) Along a curve to the left, having a radius of 49.00 feet, an arc length of 22.57 and whose chord bears North 27 degrees 38 minutes 38 seconds West a chord distance of 22.37 feet to a point of intersection with a non-tangential line, thence

(7) North 17 degrees 21 minutes 21 seconds East a distance of 33.02 feet to the beginning of a non-tangential curve, thence

(8) Along a curve to the tight, having a radius of 79.00 feet, an arc length of 5.41, and whose chord bears South 51 degrees 36 minutes 07 seconds East a chord distance of 5.41 feet to the beginning of a non-tangential curve, thence

(9) Along a curve to the left, having a radius of 2.00 feet, an arc length of 4.54, and whose chord bears North 65 degrees 18 minutes 14 seconds East a chord distance of 3.63 feet to the beginning of a non-tangential curve, thence

(10) Along a curve to the right, having a radius of 41.00 feet, an arc length of 39.38, and whose chord bears North 27 degrees 45 minutes 49 seconds East a chord distance of 37.88 feet to the beginning of a non-tangential curve, thence

(11) Along a curve to the left, having a radius of 2.00 feet, an arc length of 4.47, and whose chord bears North 08 degrees 44 minutes 57 seconds West a chord distance of 3.60 feet to a point of intersection with a non-tangential line, thence

(12) South 72 degrees 46 minutes 40 seconds East a distance of 31.07 feet to the beginning of a non-tangential curve, thence

(13) Along a curve to the right, having a radius of 74.00 feet, an arc length of 7.50 feet, and whose chord bears South 69 degrees 52 minutes 24 seconds East a chord distance of 7.50 feet to the beginning of a non-tangential curve, thence

(14) Along a curve to the left, having a radius of 19.00 feet, an arc length of 15.80, and whose chord bears South 89 degrees 12 minutes 47 seconds West a chord distance of 15.35 feet to the beginning of a non-tangential curve, thence

(15) Along a curve to the left, having a radius of 4.00 feet, an arc length of 5.22, and whose chord bears South 61 degrees 59 minutes 51 seconds West a chord distance of 5.22 feet to the beginning of a non-tangential curve, thence

(16) Along a curve to the left, having a radius of 39.00 feet, an arc length of 51.77 feet, and whose chord bears South 20 degrees 34 minutes 06 seconds West a chord distance of 48.06 feet to a point of intersection with a non-tangential line, thence

(17) South 14 degrees 26 minutes 53 seconds East a distance of 77.11 feet to a point, thence

(18) South 20 degrees 25 minutes 40 seconds East a distance of 274.11 feet to the beginning of a non-tangential curve, thence

(19) Along a curve to the right, having a radius of 249.00 feet, an arc length of 90.56 feet, and whose chord bears South 10 degrees 00 minutes 32 seconds East a chord distance of 90.06 feet to the beginning of a non-tangential curve, thence

(20) Along a curve to the right, having a radius of 185.55 feet, an arc length of 68.83 feet, and whose chord bears South 11 degrees 02 minutes 13 seconds West a chord distance of 68.44 feet to a point of intersection with a non-tangential line, thence

(21) South 15 degrees 14 minutes 19 seconds West a distance of 71.93 feet to the beginning of a non-tangential curve, thence

(22) Along a curve to the right, having a radius of 1990.00 feet, an arc length of 25.78 feet, and whose chord bears South 52 degrees 38 minutes 59 seconds West a chord distance of 25.78 feet to a point of intersection with a non-tangential line, thence

(23) South 59 degrees 35 minutes 35 seconds West a distance of 28.17 feet to the point and place of BEGINNING.

(i) Easement for Encroachment No. 1 Portion of Lot 1.07, Block 576

BEGINNING at a point, said point being distant of 93.98 feet on a bearing of South 27º40’14” East from the terminus of the 6th course of the previously described Lot 1.12 in Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10 and 1.12, City of Atlantic City, Atlantic County, New Jersey,” prepared by Paulus, Kokolowski and Sartor LLC, dated July 20, 2016 and running thence.

1. Leaving the easterly line of Lot 1.12 in Block 576, North 62º21’20” East, a distance of 8.00 feet to a point, thence;

2. South 27º40’14” East, a distance of 103.60 feet to a point, thence;

3. South 62º21’20” West, a distance of 8.00 feet to a point in the easterly line of Lot 1.12 in Block 576, thence;

4. Along the same, North 27º40’14” West, a distance of 103.60 feet to the POINT OF BEGINNING.

(j) Easement for Encroachment No. 2 Portion of Lot 1.07, Block 576

BEGINNING at a point, said point being distant of 240.56 feet on a bearing of South 27º40’14” East from the terminus of the 6th course of the previously described Lot 1.12 Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016 and running thence.

1. Leaving the easterly line of Lot 1.12 in Block 576, North 62º19’46” East, a distance of 10.80 feet to a point, thence;

2. South 27º40’14” East, a distance of 10.42 feet to a point, thence;

3. South 62º19’46” West, a distance of 5.88 feet to a point, thence;

4. South 27º40’14” East, a distance of 38.46 feet to a point, thence;

5. South 62º19’46” West, a distance of 4.92 feet to a point in the easterly line of Lot 1.12 in Block 576, thence;

6. Along the same, North 27º40’” West, a distance of 48.88 feet to the POINT AND PLACE OF BEGINNING.

(k) Encroachment Easement No. 3 Portion of Lot 1.07, Block 576

BEGINNING at a point, said point being distant of 99.72 feet on a bearing of South 27º38’39” East from the terminus of the 14th course of the previously described Lot 1.08 in Block 576 as shown on a map entitled “ALTA/NSPS Land Title Survey, Block 576, Lots 1.03, 1.05, 1.08, 1.10-1.12 City of Atlantic City, Atlantic County, New Jersey”, prepared by Paulus, Sokolowski and Sartor, LLC, dated July 28, 2016 and running thence.

1. Leaving the easterly line of Lot 1.08 in Block 576, North 62º21’21” East, a distance of 4.00 feet to a point, thence;

2. South 27º38’39” East, a distance of 3.85 feet to a point, thence;

3. North 62º21’21” East, a distance of 2.75 feet to a point, thence;

4. South 27º38’39” East, a distance of 30.25 feet to a point, thence;

5. South 62º21’21” West, a distance of 2.75 feet to a point, thence;

6. South 27º38’39” East, a distance of 3.85 feet to a point, thence;

7. South 62º21’21” West, a distance of 4.00 feet to a point on the easterly line of Lot 1.08 in Block 576, thence;

8. North 27º38’39” West, a distance of 37.95 feet to the POINT OF BEGINNING.

FOR INFORMATION ONLY:

Being known as Lot 1.03 (Fee), 1.05, 1.08, 1.10,1.11 & 1.12 (Leasehold) in Block 576 on the Official Tax Map of the City of Atlantic in the County of Atlantic and State of New Jersey.

SCHEDULE 2

GAMING LICENSES

Leased Property	License / Jurisdiction	Original License Date	Regulatory Agency
Borgata	New Jersey Casino License	July 2, 2003	New Jersey Casino Control Commission

	New Jersey Casino Hotel Alcoholic Beverage Licenses	July 2, 2003	New Jersey Casino Control Commission and New Jersey Division of Gaming Enforcement

	New Jersey Operation Certificate	July 2, 2003	New Jersey Casino Control Commission and New Jersey Division of Gaming Enforcement

	New Jersey Internet Gaming Permit NJIGP 13-001	October 9, 2013	New Jersey Division of Gaming Enforcement

SCHEDULE 3

Legal Description

PARCEL I:

BEING A PORTION OF LOT 1 OF VICTORIA PARTNERS, A COMMERCIAL SUBDIVISION, AS SHOWN ON THAT MAP ON FILE IN BOOK 147 OF PLATS, PAGE 50 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID LOT 1, SAID POINT LIES ON THE WESTERLY RIGHT-OF-WAY LINE OF LAS VEGAS BOULEVARD; THENCE SOUTHERLY ALONG THE WESTERLY RIGHT-OF-WAY, SOUTH 00°02’00” EAST, A DISTANCE OF 582.80 FEET TO A POINT ON THE NORTHERLY BOUNDARY OF THAT LAND DESCRIBED AS “PARK SOUTH” IN THAT DOCUMENT RECORDED AS INSTRUMENT NO. 20160511-0002655 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, SAID POINT IS ALSO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 32.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 26°33’38” EAST; THENCE DEPARTING SAID WESTERLY RIGHT-OF-WAY LINE AND ALONG SAID NORTHERLY BOUNDARY AND ALONG SAID CURVE TO THE LEFT CONCAVE SOUTHWESTERLY THROUGH A CENTRAL ANGLE OF 26°29’04”, AN ARC LENGTH OF 14.79 FEET; THENCE NORTH 89°55’26” WEST, A DISTANCE OF 108.39 FEET TO THE BEGINNING OF A TANGENT CURVE HAVING A RADIUS OF 335.00 FEET; THENCE ALONG SAID CURVE TO THE LEFT CONCAVE SOUTHEASTERLY THROUGH A CENTRAL ANGLE OF 25°30’45”, AN ARC LENGTH OF 149.17 FEET; THENCE SOUTH 64°33’49” WEST, A DISTANCE OF 87.56 FEET; THENCE SOUTH 68°31’28” WEST, A DISTANCE OF 41.26 FEET TO THE BEGINNING OF A TANGENT CURVE HAVING A RADIUS OF 345.00 FEET; THENCE ALONG SAID CURVE TO THE RIGHT CONCAVE NORTHERLY THROUGH A CENTRAL ANGLE OF 45°37’24”, AN ARC LENGTH OF 274.72 FEET; THENCE NORTH 65°51’08” WEST, A DISTANCE OF 106.30 FEET; THENCE NORTH 59°11’33” WEST, A DISTANCE OF 107.75 FEET TO THE BEGINNING OF A TANGENT CURVE HAVING A RADIUS OF 278.00 FEET; THENCE ALONG SAID CURVE TO THE LEFT CONCAVE SOUTHERLY THROUGH A CENTRAL ANGLE OF 19°28’11”, AN ARC LENGTH OF 94.47 FEET TO THE NORTHEAST CORNER OF THAT LAND DESCRIBED AS “ARENA PARCEL” IN THAT DOCUMENT RECORDED AS INSTRUMENT NO. 20140820-00002234 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE DEPARTING THE NORTHERLY BOUNDARY OF SAID “PARK SOUTH” AND ALONG THE NORTHERLY BOUNDARY OF SAID “ARENA PARCEL” AND ON THE ARC OF A CURVE HAVING A RADIUS OF 278.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 11°20’16” EAST; THENCE ALONG SAID CURVE TO THE LEFT CONCAVE SOUTHERLY THROUGH A CENTRAL ANGLE OF 41°36’34”, AN ARC LENGTH OF 201.89 FEET; TO THE BEGINNING OF A REVERSE CURVE HAVING A RADIUS OF 340.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 30°16’18” EAST; THENCE ALONG SAID CURVE TO THE RIGHT CONCAVE NORTHWESTERLY THROUGH A CENTRAL ANGLE OF 29°46’40”, AN ARC LENGTH OF 176.71 FEET; THENCE SOUTH 89°30’00” WEST, A DISTANCE OF 578.27 FEET TO THE BEGINNING OF A TANGENT CURVE HAVING A RADIUS OF 30.00 FEET; THENCE ALONG SAID CURVE TO THE LEFT CONCAVE SOUTHEASTERLY THROUGH A CENTRAL ANGLE OF 105°11’59”, AN ARC LENGTH OF 55.08 FEET; THENCE SOUTH 76°55’37” WEST, A DISTANCE OF 16.18 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 1060.00 FEET; SAID POINT BEING ON THE EASTERLY RIGHT-OF-WAY OF

FRANK SINATRA DRIVE; A RADIAL LINE TO SAID POINT BEARS SOUTH 76°55’37” WEST; THENCE DEPARTING SAID “ARENA PARCEL” NORTHERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT CONCAVE WESTERLY THROUGH A CENTRAL ANGLE OF 04°15’21”, AN ARC LENGTH OF 78.73 FEET TO A POINT ON THE BOUNDARY OF THAT LAND SHOWN AS “LOT 1” ON THAT MAP ON FILE IN BOOK 147 OF PLATS, PAGE 50 IN THE CLARK COUNTY RECORDERS OFFICE, CLARK COUNTY, NEVADA; THENCE ALONG THE NORTHERLY BOUNDARY OF SAID PARCEL AND DEPARTING THE EASTERLY RIGHT-OF-WAY OF FRANK SINATRA DRIVE, NORTH 89°58’00” EAST, A DISTANCE OF 342.01 FEET; THENCE NORTH 44°58’00” EAST, A DISTANCE OF 50.68 FEET; THENCE NORTH 89°34’07” EAST, A DISTANCE OF 403.08 FEET; THENCE NORTH 00°10’36” WEST, A DISTANCE OF 564.88 FEET; THENCE SOUTH 89°57’35” EAST, A DISTANCE OF 43.15 FEET; THENCE NORTH 69°16’29” EAST, A DISTANCE OF 45.43 FEET TO THE BEGINNING OF A TANGENT CURVE HAVING A RADIUS OF 48.50 FEET; THENCE ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHWESTERLY THROUGH A CENTRAL ANGLE OF 69°14’04”, AN ARC LENGTH OF 58.61 FEET; THENCE CONTINUING ALONG SAID BOUNDARY OF “LOT 1” NORTH 00°02’25” EAST, A DISTANCE OF 293.18 FEET; THENCE NORTH 89°58’00” EAST, A DISTANCE OF 433.29 FEET; THENCE SOUTH 00°02’00” EAST, A DISTANCE OF 385.00 FEET; THENCE NORTH 89°58’00” EAST, A DISTANCE OF 599.81 FEET TO THE POINT OF BEGINNING.

EXCEPTING THERE FROM THAT LAND DESCRIBED AS FOLLOWS;

BEING A PORTION OF LOT 1 OF VICTORIA PARTNERS, A COMMERCIAL SUBDIVISION, AS SHOWN ON THAT MAP ON FILE IN BOOK 147 OF PLATS, PAGE 50 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 1, SAID POINT LIES ON THE WESTERLY RIGHT-OF-WAY LINE OF LAS VEGAS BOULEVARD; THENCE SOUTHERLY ALONG THE WESTERLY RIGHT-OF-WAY SOUTH 00°02’00” EAST, A DISTANCE OF 550.06 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY, SOUTH 89°58’00” WEST, A DISTANCE OF 273.79 FEET TO THE POINT OF BEGINNING, SAID POINT ALSO BEING ON THE SOUTHERLY BOUNDARY OF THAT LAND DESCRIBED AS “PARK PARCEL (NORTH)” AS RECORDED IN QUIT CLAIM DEED RECORDED AS INSTRUMENT NO. 20150904-0002036 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; SAID POINT ALSO BEING THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 302.00 FEET; THENCE CONTINUING SOUTHWESTERLY ALONG THE SOUTHERLY BOUNDARY OF “PARK PARCEL (NORTH)”, ALONG ARC OF SAID CURVE TO THE LEFT CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 302.00 FEET, THROUGH A CENTRAL ANGLE OF 05°06’17”, AN ARC LENGTH OF 26.91 FEET TO THE BEGINNING OF A REVERSE CURVE HAVING A RADIUS OF 290.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 37°38’57” EAST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT CONCAVE NORTHWESTERLY THROUGH A CENTRAL ANGLE OF 16°10’26”, AN ARC LENGTH OF 81.86 FEET; THENCE SOUTH 68°31’28” WEST, A DISTANCE OF 37.87 FEET TO THE BEGINNING OF A TANGENT CURVE HAVING A RADIUS OF 297.00 FEET; THENCE WESTERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT CONCAVE NORTHERLY THROUGH A CENTRAL ANGLE OF 52°16’58”, AN ARC LENGTH OF 271.01 FEET; THENCE NORTH 59°11’33” WEST, A DISTANCE OF 0.29 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 26.62 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 44°19’50” WEST; THENCE DEPARTING THE SOUTHERLY BOUNDARY OF SAID “PARK PARCEL (NORTH)”,

NORTHERLY ALONG THE ARC OF SAID CURVE CONCAVE EASTERLY THROUGH A CENTRAL ANGLE OF 79°36’11”, AN ARC LENGTH OF 36.98 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 210.09 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 43°52’54” WEST; THENCE SOUTHEASTERLY ALONG THE CURVE TO THE LEFT CONCAVE NORTHEASTERLY THROUGH A CENTRAL ANGLE OF 16°01’53”, AN ARC LENGTH OF 58.78 FEET; THENCE SOUTH 22°36’28” WEST, A DISTANCE OF 4.12 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 201.72 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 27°55’15” WEST; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHEASTERLY THROUGH A CENTRAL ANGLE OF 12°20’50”, AN ARC LENGTH OF 43.47 FEET; THENCE NORTH 18°02’16” EAST, A DISTANCE OF 7.01 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 205.23 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 16°13’04” WEST; THENCE EASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHERLY THROUGH A CENTRAL ANGLE OF 20°21’35”, AN ARC LENGTH OF 72.93 FEET; THENCE SOUTH 05°57’45” EAST, A DISTANCE OF 10.85 FEET; THENCE NORTH 84°02’16” EAST, A DISTANCE OF 9.00 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 210.13 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 06°40’26” EAST; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHWESTERLY THROUGH A CENTRAL ANGLE OF 34°48’59”, AN ARC LENGTH OF 127.69 FEET; THENCE SOUTH 41°57’44” EAST, A DISTANCE OF 17.85 FEET; THENCE NORTH 48°02’16” EAST, A DISTANCE OF 9.00 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 227.85 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 42°28’09” EAST; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHWESTERLY THROUGH A CENTRAL ANGLE OF 13°30’42”, AN ARC LENGTH OF 53.73 FEET; THENCE SOUTH 62°15’56” EAST, A DISTANCE OF 8.25 FEET; THENCE NORTH 27°49’17” EAST, A DISTANCE OF 40.37 FEET; THENCE SOUTH 36°35’19” EAST, A DISTANCE OF 46.37 FEET TO THE POINT OF BEGINNING AND CONTAINING 20.60 ACRES, MORE OR LESS.

PARCEL II:

BEING A PORTION OF LOT 1 OF VICTORIA PARTNERS, A COMMERCIAL SUBDIVISION, AS SHOWN ON THAT MAP ON FILE IN BOOK 147 OF PLATS, PAGE 50 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 1, SAID POINT LIES ON THE WESTERLY RIGHT-OF-WAY LINE OF LAS VEGAS BOULEVARD; THENCE SOUTHERLY ALONG THE WESTERLY RIGHT-OF-WAY SOUTH 00°02’00” EAST, A DISTANCE OF 550.06 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY SOUTH 89°58’00” WEST, A DISTANCE OF 273.79 FEET TO THE POINT OF BEGINNING, SAID POINT ALSO BEING ON THE SOUTHERLY BOUNDARY OF THAT LAND DESCRIBED AS “PARK PARCEL (NORTH)” AS RECORDED IN QUIT CLAIM DEED RECORDED AS INSTRUMENT NO. 20150904-0002036 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; SAID POINT ALSO BEING THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 302.00 FEET; THENCE CONTINUING SOUTHWESTERLY ALONG THE SOUTHERLY BOUNDARY OF “PARK PARCEL (NORTH)”, ALONG ARC OF SAID CURVE TO THE LEFT CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 302.00 FEET, THROUGH A CENTRAL ANGLE OF 05°06’17”, AN ARC LENGTH OF 26.91 FEET TO THE BEGINNING OF A REVERSE CURVE HAVING A RADIUS OF 290.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 37°38’57” EAST; THENCE

SOUTHWESTERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT CONCAVE NORTHWESTERLY THROUGH A CENTRAL ANGLE OF 16°10’26”, AN ARC LENGTH OF 81.86 FEET; THENCE SOUTH 68°31’28” WEST, A DISTANCE OF 37.87 FEET TO THE BEGINNING OF A TANGENT CURVE HAVING A RADIUS OF 297.00 FEET; THENCE WESTERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT CONCAVE NORTHERLY THROUGH A CENTRAL ANGLE OF 52°16’58”, AN ARC LENGTH OF 271.01 FEET; THENCE NORTH 59°11’33” WEST, A DISTANCE OF 0.29 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 26.62 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 44°19’50” WEST; THENCE DEPARTING THE SOUTHERLY BOUNDARY OF SAID “PARK PARCEL (NORTH)”, NORTHERLY ALONG THE ARC OF SAID CURVE CONCAVE EASTERLY THROUGH A CENTRAL ANGLE OF 79°36’11”, AN ARC LENGTH OF 36.98 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 210.09 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 43°52’54” WEST; THENCE SOUTHEASTERLY ALONG THE CURVE TO THE LEFT CONCAVE NORTHEASTERLY THROUGH A CENTRAL ANGLE OF 16°01’53”, AN ARC LENGTH OF 58.78 FEET; THENCE SOUTH 22°36’28” WEST, A DISTANCE OF 4.12 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 201.72 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 27°55’15” WEST; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHEASTERLY THROUGH A CENTRAL ANGLE OF 12°20’50”, AN ARC LENGTH OF 43.47 FEET; THENCE NORTH 18°02’16” EAST, A DISTANCE OF 7.01 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 205.23 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 16°13’04” WEST; THENCE EASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHERLY THROUGH A CENTRAL ANGLE OF 20°21’35”, AN ARC LENGTH OF 72.93 FEET; THENCE SOUTH 05°57’45” EAST, A DISTANCE OF 10.85 FEET; THENCE NORTH 84°02’16” EAST, A DISTANCE OF 9.00 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 210.13 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 06°40’26” EAST; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHWESTERLY THROUGH A CENTRAL ANGLE OF 34°48’59”, AN ARC LENGTH OF 127.69 FEET; THENCE SOUTH 41°57’44” EAST, A DISTANCE OF 17.85 FEET; THENCE NORTH 48°02’16” EAST, A DISTANCE OF 9.00 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 227.85 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 42°28’09” EAST; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT CONCAVE NORTHWESTERLY THROUGH A CENTRAL ANGLE OF 13°30’42”, AN ARC LENGTH OF 53.73 FEET; THENCE SOUTH 62°15’56” EAST, A DISTANCE OF 8.25 FEET; THENCE NORTH 27°49’17” EAST, A DISTANCE OF 40.37 FEET; THENCE SOUTH 36°35’19” EAST, A DISTANCE OF 46.37 FEET TO THE POINT OF BEGINNING AND CONTAINING 8,955 SQUARE FEET, MORE OR LESS.

APN: 162-20-716-001 AND A PORTION OF 162-20-810-005